UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

GLOBAL CROSSING AIRLINES GROUP INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56409	86-2226137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 NW 36th Street, Building 5A Miami International Airport
Miami, Florida		33166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 786 751-8503

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	JETMF	OTCQB
Class B common stock, par value $0.001 per share	JET.B	Cboe Canada Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the Annual Meeting of Stockholders of Global Crossing Airlines Group Inc. (the “Company”) held on November 22, 2024 (the “2024 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Employee Stock Purchase Plan (the “Plan”). The amendment was approved by Company’s Board of Directors, subject to the approval of Company’s stockholders, and became effective with such stockholder approval on November 22, 2024.

As a result of such stockholder approval, the Plan was amended to increase the number of shares authorized for issuance under the Plan by 3,000,000 shares (from 1,000,000 shares to 4,000,000 shares).

A more complete description of the terms of the Plan and the material amendment thereto can be found in “Proposal No. 2 - Approval of An Amendment to the Global Crossing Airlines Group Inc. Employee Stock Purchase Plan” (pages 32 through 33) in the Company’s definitive proxy statement dated October 15, 2024, and filed with the Securities and Exchange Commission on October 8, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 22, 2024, the Company's stockholders at the 2024 Annual Meeting in Miami, Florida voted on the following matters:

1.
Election, as directors, of the seven nominees, with each director to serve until the next annual meeting of stockholders and until the election and qualification of such director’s successor.

2.
Approval of an amendment to the Global Crossing Airlines Group Inc. Employee Share Purchase Plan to increase the number of shares of common stock reserved for issuance by 3,000,000 shares;

3.
Ratification of the appointment of Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Detailed results of the vote for the election of directors held at the 2024 Annual Meeting, are set out below:

Director	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Andrew Axelrod	21,128,655	99.34%	138,909	0.65%
Alan Bird	20,875,993	98.15%	391,571	1.84%
T. Allan McArtor	15,487,675	72.82%	5,779,889	27.17%
Chris Jamroz	15,413,683	72.47%	5,853,881	27.52%
Deborah Robinson	15,483,134	72.80%	5,784,430	27.19%
Cordia Harrington	15,419,634	72.50%	5,847,930	27.49%
Paul Martins	7,818,612	36.76%	13,448,952	63.23%

The election of Mr. Martins is subject to the terms of the Company’s Majority Voting Policy.

Stockholders at the 2024 Annual Meeting also voted in favor of the amendment to the Company’s Employee Share Purchase Plan to increase the number of shares of common stock reserved for issuance by 3,000,000 shares:

Votes For	% Votes For	Votes Against	% Votes Against
21,161,023	99.49%	106,541	0.50%

Stockholders at the 2024 Annual Meeting also voted in favor of appointing Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	% Votes For	Votes Against	% Votes Against
27,853,520	99.81%	50,796	0.18%

Item 8.01. Other Events

On November 25, 2024, the Company announced the results of the stockholder voting on the proposals at the 2024 Annual Meeting. A copy of the press release announcing this information is attached hereto as exhibit 99.1. The

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information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Exhibits.

99.1 Press release of the Company, dated November 25, 2024

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING AIRLINES GROUP INC.

Date:	November 25, 2024	By:	/s/ Ryan Goepel
		Name: Title:	Ryan Goepel President and Chief Financial Officer

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